United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/15

Date of Reporting Period: 11/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2015
Share Class	Ticker
A	CAPAX
B	CAPBX
C	CAPCX
F	CAPFX
R	CAPRX
Institutional	CAPSX

Federated Capital Income Fund
Fund Established 1988

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2014 through November 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Capital Income Fund (the “Fund''), based on net asset value for the 12-month reporting period ended November 30, 2015, was -6.01% for Class A Shares, -6.60% for Class B Shares, -6.72% for Class C Shares, -5.91% for Class F Shares, -6.01% for Class R Shares and -5.66% for Institutional Shares. The -5.66% total return of the Institutional Shares consisted of -10.26% in price depreciation and 4.60% in reinvested dividends. The total return of the Dow Jones U.S. Select Dividend Index (DJSDI) was 1.21% for the same period. The Barclays High Yield 2% Issuer Capped Index (BHY2%ICI) returned -3.38%, the Barclays Mortgage-Backed Securities Index (BMB) returned 1.70% and the Barclays Emerging Markets USD Aggregate Index (BEMAI) returned 0.14%. Weighting these benchmarks (40% DJSDI, 20% BHY2%ICI, 20% BMB and 20% BEMAI), the blended benchmark (Blended Index)1 return was 0.23% for the reporting period. The total return of the Morningstar Conservative Allocation Funds Average (MCAFA),2 a peer group for the Fund, was -1.82% for the same period. The Fund's and MCAFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund's investment strategy focused on income-earning investments, specifically income producing and growing equity securities and high current yield fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for bonds to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. The first bout of volatility during the reporting period came late in 2014 as oil prices plunged. Weak energy prices coupled with a west coast port shutdown and severe winter weather had investors feeling uneasy about the equity market heading into the New Year. Equities experienced their tightest trading range on record in the first half of the year but were never able to gain much footing. Domestically, the Federal Reserve (the Fed) removed “patient” from its language, sparking the debate of whether and when the Fed might raise interest rates. Greek and Puerto Rican debt issues, in addition to the announcements of Japanese and European stimulus programs, added to market volatility throughout the year. Poor economic data in China and an unexpected
Annual Shareholder Report

yuan devaluation during late summer provided the biggest shock to markets as U.S. equities dropped more than 12% (as measured by the S&P 500 Index)3 from peaks reached in the spring. In the latter months of the reporting period, investors shrugged off China worries and refocused their attention on the Fed. Despite improved economic conditions domestically and abroad, the Fed did not initiate a hike in short-term interest rates during the reporting period.
The S&P 500 Index returned 2.75%, and the Nasdaq Composite Index4 returned 7.98% for the reporting period. In general, for the full fiscal year, growth stocks outperformed value stocks and defensive stocks outperformed cyclical stocks. The S&P 500 Index's performance in the Consumer Discretionary, Information Technology and Health Care sectors dominated weaker performance in the Energy, Materials and Telecom Services sectors.
On the fixed-income side, interest rates rose in the front-end of the U.S. Treasury curve, while long-term interest rates experienced just slight changes. Interest rates rose for all maturities of seven years or less. The greatest increase was experienced in the six-month to three-year part of the U.S. Treasury curve where rates increased anywhere from 32 to 43 basis points. As a result, the yield curve flattened as short rates rose, while rates at the long end of U.S. Treasury curve were essentially unchanged. This is known as a “Bearish Flattening.” The flattening of the yield curve during the period is due primarily to investors' expectations of a potential increase in the federal funds rate by the Fed, which put upward pressure on short-term rates. In addition, the lack of any material changes in longer term interest rates reflected the low global inflation environment, low interest rates in other foreign markets due to continued monetary easing policies of central banks around the world and investors' expectations of a gradual rate rising environment in the United States.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on November 30, 2015 was 50.2% fixed-income securities, 45.8% stocks and 4.0% cash equivalents.
Relative to the Blended Index, the Fund's allocation had a positive effect on performance because equities outperformed fixed-income securities.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned within a diversified portfolio of dividend-paying securities5 with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continues to aim for high-yield and consistent dividend growth. During the reporting period, the equity component of the portfolio underperformed the DJSDI.
Sector allocations and stock selection both negatively contributed to the overall performance of the Fund relative to the DJSDI. An overweight position in the Health Care sector and an underweight position in the Consumer Discretionary sector contributed to the Fund's performance while overweight positions in the Information Technology and Telecom Services sectors detracted from the Fund's performance. Also detracting from performance was negative stock selection in the Materials and Financials sectors which was partially offset by positive stock selection in the Information Technology and Consumer Staples sectors.
SECTOR AND SECURITY SELECTION–BOND6
The total return of the high-yield7 benchmark (BHY2%ICI) underperformed the Fund's fixed-income blended benchmark, due primarily to weakness in the commodity-sensitive Energy and Metals & Mining sectors. Despite the lower total returns for the BHY2%ICI, relative to the emerging market8 (BEMAI) and mortgage9 (BMB) indexes, the income from this high-yield sector contributed to the Fund's primary objective of income. The total return of the BMB exceeded the Fund's fixed-income blended benchmark due to better performance of higher quality fixed-income asset classes during the reporting period and continued buying support of mortgage-backed securities (MBS) by the Fed.
Sector positioning was a negative contributor to the fixed-income component of the portfolio. The material overweight to the high-yield sector and the resulting underweight to the MBS market were the primary drivers of the negative sector contribution, since the return of the high-yield market underperformed the total return of the fixed-income blended index. In addition, the return of the MBS market exceeded the total return of the fixed-income blended index. The high-yield exposure was almost 50% of the fixed-income portfolio for the entire reporting period.
Security selection was a material positive contributor to the fixed income component of the portfolio's performance with strong security selection in the High Yield and MBS portfolios being partially offset by negative security selection in the Emerging Market portfolio. An underweight to the Energy and Metals & Mining sectors in the High Yield portfolio drove the positive security selection, while negative security selection across emerging market sovereigns, corporate and quasi-corporate bonds negatively contributed to the Fund's performance.
Annual Shareholder Report

The management of the Fund's interest rate exposure, which was less than the benchmark's duration over the course of the reporting period, negatively affected performance. In addition, the Fund's yield curve positioning was a slight negative contributor to Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MCAFA.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500 Index, the Fund's broad-based securities market index.
4	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged, and it is not possible to invest directly in an index.
5	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
8	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
9	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund from November 30, 2005 to November 30, 2015, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based securities market index; a blend of indexes comprised of 40% Dow Jones U.S. Select Dividend Index (DJSDI)/20%, Barclays Emerging Markets USD Aggregate Index (BEMAI)/20%, Barclays High Yield 2% Issuer Capped Index (BHY2%ICI)/20%, Barclays Mortgage-Backed Securities Index (BMB) (the “Blended Index”)2,3 and the Morningstar Conservative Allocation Funds Average (MCAFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2015
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-11.19%	4.72%	5.09%
Class B Shares	-11.53%	4.81%	5.06%
Class C Shares	-7.62%	5.14%	4.91%
Class F Shares	-7.77%	5.72%	5.61%
Class R Shares[5]	-6.01%	5.72%	5.59%
Institutional Shares[6]	-5.66%	6.03%	5.75%
S&P 500	2.75%	14.40%	7.48%
Blended Index	0.23%	8.54%	6.80%
MCAFA	-1.82%	5.08%	4.38%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and MCAFA have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The BEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BHY2%ICI is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
4	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5	The Fund's R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund's R class for each year for which the Fund's R class expenses would have exceeded the actual expenses paid by the Fund's A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges applicable to the A class.
6	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	38.0%
Domestic Fixed-Income Securities	24.1%
International Fixed-Income Securities	12.8%
International Equity Securities	7.6%
Foreign Governments/Agencies	6.5%
U.S. Government Agency Mortgage-Backed Securities	2.7%
Non-Agency Mortgage-Backed Securities	1.5%
U.S. Treasury	0.2%
Asset-Backed Securities	0.2%
Floating Rate Loan[2]	0.0%
Derivative Contracts[3]	0.3%
Other Security Type[2,4]	0.0%
Cash Equivalents[5]	5.6%
Other Assets and Liabilities—Net[6]	0.5%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Represents less than 0.1%.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Other Security Type consists of option contracts.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2015, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	21.2%
Information Technology	12.3%
Health Care	10.9%
Industrials	10.8%
Utilities	10.3%
Energy	9.7%
Consumer Staples	8.6%
Consumer Discretionary	7.7%
Telecommunication Services	6.1%
Materials	2.4%
TOTAL	100.0%
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2015
Shares or Principal Amount		Value
	COMMON STOCKS—32.2%
	Consumer Discretionary—3.5%
320,640	Best Buy Co., Inc.	$10,189,939
1,083,042	Corus Entertainment, Inc., Class B	8,499,218
218,070	Darden Restaurants, Inc.	12,248,992
89,510	Foot Locker, Inc.	5,818,150
495,795	M.D.C. Holdings, Inc.	13,004,703
725,177	Regal Entertainment Group	13,597,069
347,549	Six Flags Entertainment Corp.	18,037,793
143,301	TJX Cos., Inc.	10,117,050
53,926	Tupperware Brands Corp.	3,061,379
	TOTAL	94,574,293
	Consumer Staples—2.1%
513,708	Altria Group, Inc.	29,589,581
106,016	Kellogg Co.	7,290,720
230,789	Philip Morris International, Inc.	20,168,651
	TOTAL	57,048,952
	Energy—4.1%
381,785	BP PLC, ADR	13,209,761
185,815	Baker Hughes, Inc.	10,047,017
380,812	Ensco PLC	6,519,502
170,612	National Oilwell Varco, Inc.	6,370,652
469,423	Noble Corp. PLC	6,229,243
476,108	Royal Dutch Shell PLC	23,691,134
172,029	Schlumberger Ltd.	13,272,038
111,242	Tesoro Petroleum Corp.	12,811,741
335,200	Total SA, ADR	16,575,640
	TOTAL	108,726,728
	Financials—7.9%
371,874	Bank of America Corp.	6,481,764
133,603	CME Group, Inc.	13,046,333
67,884	Cincinnati Financial Corp.	4,148,391
153,747	Corporate Office Properties Trust	3,427,021
304,211	Digital Realty Trust, Inc.	21,936,655
372,021	Duke Realty Corp.	7,570,627
292,221	Hartford Financial Services Group, Inc.	13,336,966
Annual Shareholder Report

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Financials—continued
972,949		Hospitality Properties Trust	$27,018,794
337,968		JPMorgan Chase & Co.	22,535,706
122,737		Lincoln National Corp.	6,749,308
201,634		Morgan Stanley	6,916,046
1,477,262		Old Republic International Corp.	28,008,888
80,887		PartnerRe Ltd.	11,253,808
65,605		Principal Financial Group	3,376,033
329,137		Retail Properties of America, Inc.	5,035,796
330,435		Sun Life Financial Services of Canada	10,904,355
91,750		T. Rowe Price Group, Inc.	6,986,763
310,700		The Bank of New York Mellon Corp.	13,621,088
		TOTAL	212,354,342
		Health Care—2.2%
903,676		GlaxoSmithKline PLC, ADR	36,607,915
254,025		Merck & Co., Inc.	13,465,865
305,817		Pfizer, Inc.	10,021,623
		TOTAL	60,095,403
		Industrials—3.0%
68,248		Boeing Co.	9,926,672
48,282		Caterpillar, Inc.	3,507,687
981,950		Donnelley (R.R.) & Sons Co.	15,799,575
176,635		Eaton Corp PLC	10,273,092
106,357		General Electric Co.	3,184,329
98,908		Lockheed Martin Corp.	21,676,677
39,551		Manpower Group, Inc.	3,570,664
33,060		Parker-Hannifin Corp.	3,460,060
184,667		Republic Services, Inc.	8,112,421
		TOTAL	79,511,177
		Information Technology—5.0%
571,204		CA, Inc.	16,056,544
222,664	[1]	CSRA, Inc.	7,016,143
591,387		Cisco Systems, Inc.	16,115,296
210,827		Computer Sciences Corp.	6,605,210
642,849		EMC Corp. Mass	16,289,794
395,594		Intel Corp.	13,754,803
73,008		International Business Machines Corp.	10,178,775
244,629		Maxim Integrated Products, Inc.	9,484,266
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Information Technology—continued
421,228	Microsoft Corp.	$22,893,742
119,267	Seagate Technology	4,286,456
116,097	Texas Instruments, Inc.	6,747,558
297,093	Xerox Corp.	3,134,331
	TOTAL	132,562,918
	Materials—0.8%
52,003	Avery Dennison Corp.	3,430,118
266,666	Dow Chemical Co.	13,901,299
78,675	International Paper Co.	3,290,975
	TOTAL	20,622,392
	Telecommunication Services—2.8%
470,177	BCE, Inc.	20,245,822
1,041,157	CenturyLink, Inc.	28,038,358
120,872	Consolidated Communications Holdings, Inc.	2,633,801
510,859	Verizon Communications	23,218,541
	TOTAL	74,136,522
	Utilities—0.8%
99,826	Duke Energy Corp.	6,764,210
94,467	National Grid PLC, ADR	6,560,733
564,987	Northland Power, Inc.	7,708,310
	TOTAL	21,033,253
	TOTAL COMMON STOCKS (IDENTIFIED COST $849,965,132)	860,665,980
	CORPORATE BONDS—4.0%
	Basic Industry - Chemicals—0.4%
$1,500,000	Albemarle Corp., 4.150%, 12/01/2024	1,486,293
1,520,000	Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/01/2044	1,479,010
4,803,000	Ashland, Inc., Conv. Bond, Series UNIT, 6.500%, 06/30/2029	4,323,339
1,110,000	Valspar Corp., Sr. Unsecd. Note, 3.300%, 02/01/2025	1,064,550
1,750,000	Valspar Corp., Sr. Unsecd. Note, 4.400%, 02/01/2045	1,580,675
	TOTAL	9,933,867
	Basic Industry - Paper—0.0%
100,000	Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	105,548
	Communications - Cable & Satellite—0.3%
4,900,000	DIRECTV Holdings LLC, Sr. Unsecd. Note, 5.150%, 03/15/2042	4,707,484
4,000,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	3,692,996
	TOTAL	8,400,480
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Communications - Media & Entertainment—0.3%
$4,000,000		CBS Corp., 4.900%, 08/15/2044	$3,747,812
5,100,000		Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	4,527,311
		TOTAL	8,275,123
		Communications - Telecom Wirelines—0.2%
4,175,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.550%, 09/15/2043	5,060,042
		Communications Equipment—0.6%
28,218,000		Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	15,167,936
		Consumer Cyclical - Automotive—0.2%
2,500,000		Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	2,407,380
4,000,000		General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	3,841,848
		TOTAL	6,249,228
		Consumer Cyclical - Retailers—0.1%
4,000,000		Bed Bath & Beyond, Inc., 5.165%, 08/01/2044	3,479,452
		Consumer Non-Cyclical - Tobacco—0.1%
1,750,000	[2,3]	Reynolds American, Inc., Sr. Unsecd. Note, Series 144A, 7.000%, 08/04/2041	1,991,832
		Energy - Integrated—0.1%
450,000		Petroleos Mexicanos, 6.500%, 06/02/2041	428,062
1,700,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	1,585,250
		TOTAL	2,013,312
		Energy - Midstream—0.2%
3,225,000		Energy Transfer Partners, Sr. Unsecd. Note, 4.050%, 03/15/2025	2,770,314
4,000,000		Kinder Morgan, Inc., 5.050%, 02/15/2046	2,873,300
		TOTAL	5,643,614
		Energy - Refining—0.1%
2,330,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	2,305,563
		Financial Institution - Banking—0.6%
450,000		Bank of America Corp., Sub. Note, 6.500%, 09/15/2037	532,002
3,500,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	3,480,984
3,000,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 02/01/2041	3,632,490
1,750,000		J.P. Morgan Chase & Co., Sub. Note, 3.375%, 05/01/2023	1,738,608
1,450,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	2,007,302
1,100,000		Morgan Stanley, Sr. Unsecd. Note, 2.500%, 01/24/2019	1,118,131
950,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	1,140,106
1,500,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	1,539,017
		TOTAL	15,188,640
Annual Shareholder Report

Shares or Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
$1,005,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	$980,462
600,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.250%, 01/15/2036	580,558
		TOTAL	1,561,020
		Financial Institution - Insurance - Life—0.1%
3,500,000		American International Group, Inc., Sr. Unsecd. Note, 4.375%, 01/15/2055	3,117,541
		Financial Institution - Insurance - P&C—0.1%
2,700,000	[2,3]	Liberty Mutual Group, Inc., 4.850%, Series 144A, 08/01/2044	2,612,830
1,000,000	[2,3]	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	1,522,187
		TOTAL	4,135,017
		Financial Institution - REIT - Other—0.1%
3,600,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 04/01/2024	3,657,136
		Technology—0.2%
2,100,000		Fidelity National Informa, Sr. Unsecd. Note, 5.000%, 10/15/2025	2,180,736
3,775,000		Microsoft Corp., Sr. Unsecd. Note, 4.000%, 02/12/2055	3,376,130
		TOTAL	5,556,866
		Transportation - Services—0.1%
1,920,000	[2,3]	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 4.500%, 02/15/2045	1,806,238
		Utility - Electric—0.1%
1,800,000	[2,3]	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	1,767,600
1,900,000	[2,3]	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	2,186,289
		TOTAL	3,953,889
		TOTAL CORPORATE BONDS (IDENTIFIED COST $111,967,446)	107,602,344
		ASSET-BACKED SECURITY—0.0%
400,000		Santander Drive Auto Receivables Trust 2013-1, Class D, 2.270%, 01/15/2019 (IDENTIFIED COST $399,950)	400,476
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.2%
		Financials—0.2%
2,025,000	[2,3]	FREMF Mortgage Trust 2013-K25, Class B, 3.743%, 11/25/2045	2,007,758
2,770,000	[2,3]	FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	2,466,018
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $4,575,301)	4,473,776
Annual Shareholder Report

Shares or Principal Amount		Value
	PREFERRED STOCKS—11.8%
	Consumer Staples—1.8%
221,210	Post Holdings, Inc., Conv. Pfd., 5.250%, 06/01/2017, Annual Dividend $5.25	$28,370,182
348,144	Tyson Foods, Inc., Conv. Pfd., 4.750%, 07/15/2017, Annual Dividend $2.38	19,931,244
	TOTAL	48,301,426
	Energy—0.3%
209,279	Kinder Morgan, Inc., Conv. Pfd., 9.750%, 10/26/2018	9,187,348
	Financials—1.8%
171,600	American Tower Corp., Conv. Pfd., 5.500%, 02/15/2018, Annual Dividend $5.50	17,534,088
3,512	Bank of America, Series L, Pfd. 7.250%, 12/31/2049, Annual Dividend $72.50	3,933,440
216,747	New York Community Cap Trust V, Conv. Pfd., 6.000%, 11/01/2051, Annual Dividend $3.00	10,718,139
12,500	Wells Fargo Co., Series L, Pfd. 7.500%, 12/31/2049, Annual Dividend $75.00	14,593,750
	TOTAL	46,779,417
	Health Care—2.3%
34,687	Allergan PLC, Conv. Pfd., 5.500%, 03/01/2018, Annual Dividend $55.00	36,328,389
595,429	Anthem, Inc., Conv. Pfd., 5.250%, 05/01/2018, Annual Dividend $2.63	26,103,607
	TOTAL	62,431,996
	Industrials—1.4%
293,105	Stanley Black & Decker, Inc., Conv. Pfd., 6.250%, 11/17/2016, Annual Dividend $6.25	36,318,641
	Materials—0.3%
1,111,131	ArcelorMittal, Conv. Pfd., Series MTUS, 6.000%, 01/15/2016, Annual Dividend $1.50	8,766,824
	Utilities—3.9%
261,689	AES Trust III, Conv. Pfd., 6.750%, 10/15/2029, Annual Dividend $3.38	13,118,470
610,746	Dominion Resources, Inc., Conv. Pfd., 6.375%, 07/01/2017, Annual Dividend $3.19	29,584,536
299,651	Dynegy, Inc., Conv. Pfd., 5.375%, 11/01/2017, Annual Dividend $5.38	18,527,421
607,449	Exelon Corp., Conv. Pfd., 6.500%, 06/01/2017, Annual Dividend $3.25	24,273,662
108,043	Laclede Group, Inc./The, Conv. Pfd., 6.750%, 04/01/2017, Annual Dividend $3.38	6,050,408
245,430	Nextera Energy, Inc., Conv. Pfd., 5.799%, 09/01/2016, Annual Dividend $2.90	13,000,427
	TOTAL	104,554,924
	TOTAL PREFERRED STOCKS (IDENTIFIED COST $344,726,008)	316,340,576
Annual Shareholder Report

Shares or Principal Amount			Value
		STRUCTURED SECURITIES—1.7%
		Health Care—0.4%
37,364	[2,3]	BIIB, Issued by Credit Suisse AG, ELN, 10.000%, 12/02/2015	$10,718,237
		Industrials—0.6%
350,778	[2,3]	DAL, Issued By Royal Bank of Canada, ELN, 10.000%, 12/03/2015	16,423,426
		Information Technology—0.7%
149,000	[2,3]	AAPL, Issued by JPMorgan Chase Bank, ELN, 8.200%, 02/23/2016	17,792,090
		TOTAL STRUCTURED SECURITIES (IDENTIFIED COST $48,510,554)	44,933,753
		COLLATERALIZED MORTGAGE OBLIGATIONS—0.9%
$1,500,000		Citigroup Commercial Mortgage Trust 2012-GC8, Class A4, 3.024%, 09/10/2045	1,517,502
2,000,000		Citigroup Commercial Mortgage Trust 2013-GC11, Class B, 3.732%, 04/10/2046	2,000,143
830,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class AM, 3.912%, 05/15/2045	877,912
1,315,000		Commercial Mortgage Pass-Through Certificates 2012-CR1, Class B, 4.612%, 05/15/2045	1,402,727
100,000		Commercial Mortgage Pass-Through Certificates 2012-LC4, Class B, 4.934%, 12/10/2044	109,627
2,050,000	[2,3]	Commercial Mortgage Trust 2013-CR8, Class B, 4.098%, 06/10/2046	2,098,179
2,230,000		Commercial Mortgage Trust 2014-LC17, Class B, 4.490%, 10/10/2047	2,324,990
4,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 02/10/2048	4,004,310
1,175,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class AS, 4.085%, 05/10/2045	1,246,823
1,415,000		GS Mortgage Securities Corp. II 2012-GCJ7, Class B, 4.740%, 05/10/2045	1,517,304
3,440,000		GS Mortgage Securities Trust 2014-GC24, Class B, 4.640%, 09/10/2047	3,596,703
950,000		Morgan Stanley Capital I 2007-IQ16, Class AM, 6.277%, 12/12/2049	1,006,508
1,100,000	[2,3]	UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 04/10/2046	1,109,841
875,000		WF-RBS Commercial Mortgage Trust 2012-C6, Class A4, 3.440%, 04/15/2045	909,105
1,715,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	1,758,897
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $25,420,587)	25,480,571
		U.S. TREASURY—0.1%
1,847,633	[4]	U.S. Treasury Inflation-Protected Note, Series D-2021, 0.625%, 07/15/2021 (IDENTIFIED COST $2,025,290)	1,875,395
Annual Shareholder Report

Shares or Principal Amount		Value
	INVESTMENT COMPANIES—48.6%[5]
14,377,068	Emerging Markets Fixed Income Core Fund	$494,511,401
8,946,715	Federated Mortgage Core Portfolio	88,483,009
91,019,704	Federated Prime Value Obligations Fund, Institutional Shares, 0.17%[6]	91,019,704
104,674,594	High Yield Bond Portfolio	627,000,822
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $1,377,963,676)	1,301,014,936
	TOTAL INVESTMENTS—99.5% (IDENTIFIED COST $2,765,553,944)[7]	2,662,787,807
	OTHER ASSETS AND LIABILITIES - NET—0.5%[8]	13,636,139
	TOTAL NET ASSETS—100%	$2,676,423,946
At November 30, 2015, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1EURO STOXX 50 Long Futures	195	$6,834,750	December 2015	$708,218
1S&P 500 Index Long Futures	431	$224,098,450	December 2015	$2,532,952
[1]United States Treasury Note 10-Year Short Futures	400	$50,575,000	March 2016	$(154,061)
[1]United States Treasury Ultra Bond Short Futures	150	$23,765,625	March 2016	$(57,383)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$3,029,726
Annual Shareholder Report

At November 30, 2015, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/18/2015	JPMorgan Chase	11,421,880 CAD	$8,564,474	$(11,867)
12/18/2015	JPMorgan Chase	30,000,000 CAD	$22,497,109	$(33,363)
12/18/2015	Morgan Stanley	35,459,500 EUR	$37,791,246	$(309,973)
12/18/2015	JPMorgan Chase	31,442,500 GBP	$47,784,425	$(427,410)
12/18/2015	Bank of America, N.A.	31,442,500 GBP	$48,162,521	$(805,506)
Contracts Sold:
12/1/2015	State Street Bank and Trust	87,456 CAD	$65,469	$(19)
12/18/2015	JPMorgan Chase	41,421,880 CAD	$31,426,161	$409,808
12/18/2015	Morgan Stanley	35,459,500 EUR	$40,176,500	$2,695,227
12/18/2015	JPMorgan Chase	31,442,500 GBP	$48,141,612	$784,597
12/18/2015	Bank of America, N.A.	31,442,500 GBP	$48,836,491	$1,479,476
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$3,780,970
Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2015, these restricted securities amounted to $64,502,525, which represented 2.4% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At November 30, 2015, these liquid restricted securities amounted to $64,502,525, which represented 2.4% of total net assets.
4	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
5	Affiliated holdings.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $2,764,875,995.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$664,828,953	$—	$—	$664,828,953
International	195,837,027	—	—	195,837,027
Preferred Stocks
Domestic	307,573,752[1]	—	—	307,573,752
International	8,766,824	—	—	8,766,824
Structured Securities	—	44,933,753	—	44,933,753
Debt Securities:
Corporate Bonds	—	107,602,344	—	107,602,344
Asset-Backed Security	—	400,476	—	400,476
Commercial Mortgage-Backed Securities	—	4,473,776	—	4,473,776
Collateralized Mortgage Obligations	—	25,480,571	—	25,480,571
U.S. Treasury	—	1,875,395	—	1,875,395
Investment Companies[2]	91,019,704	1,209,995,232[3]	—	1,301,014,936
TOTAL SECURITIES	$1,268,026,260	$1,394,761,547	—	$2,662,787,807
Other Financial Instruments:[4]
Assets	$3,241,170	$5,369,108	$—	$8,610,278
Liabilities	(211,444)	(1,588,138)	—	(1,799,582)
TOTAL OTHER FINANCIAL INSTRUMENTS[4]	$3,029,726	$3,780,970	$—	$6,810,696
Annual Shareholder Report

1	Includes $25,137,611 of domestic preferred stock holdings transferred from Level 2 to Level 1 because quoted prices on equity securities traded principally in foreign markets were utilized to value securities for which fair value factors were previously applied to account for significant post market close activity. Transfer shown represents the value of the investments at the beginning of the period.
2	Emerging Markets Fixed Income Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio are affiliated holdings offered only to registered investment companies and other accredited investors. Investments in these funds are deemed Level 2 due to the fact that the NAV is not publicly available.
3	Includes $1,280,813,388 of affiliated investment company holdings transferred from Level 1 to Level 2 because the Adviser determined that these investments more appropriately meet the definition of Level 2. Transfers shown represent the value of the investments at the beginning of the period.
4	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CAD	—Canadian Dollar
ELN	—Equity-Linked Notes
EUR	—Euro
GBP	—British Pound
MTN	—Medium Term Note
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.08	$7.60	$7.56
Income From Investment Operations:
Net investment income	0.44[1]	0.52[1]	0.47[1]	0.44[1]	0.39
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.94)	(0.03)	0.51	0.48	0.06
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	0.49	0.98	0.92	0.45
Less Distributions:
Distributions from net investment income	(0.39)	(0.51)	(0.46)	(0.44)	(0.41)
Net Asset Value, End of Period	$7.69	$8.58	$8.60	$8.08	$7.60
Total Return[2]	(6.01)%	5.78%	12.50%	12.45%	5.97%
Ratios to Average Net Assets:
Net expenses	0.90%[3]	0.89%	0.90%	1.02%	1.30%[3]
Net investment income	5.42%	5.94%	5.64%	5.49%	5.07%
Expense waiver/reimbursement[4]	0.16%	0.17%	0.29%	0.28%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,005,246	$1,055,328	$497,631	$261,743	$216,352
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.90% and 1.30% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.59	$8.62	$8.10	$7.62	$7.57
Income From Investment Operations:
Net investment income	0.38[1]	0.45[1]	0.41[1]	0.38[1]	0.33
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.94)	(0.03)	0.51	0.49	0.07
TOTAL FROM INVESTMENT OPERATIONS	(0.56)	0.42	0.92	0.87	0.40
Less Distributions:
Distributions from net investment income	(0.32)	(0.45)	(0.40)	(0.39)	(0.35)
Net Asset Value, End of Period	$7.71	$8.59	$8.62	$8.10	$7.62
Total Return[2]	(6.60)%	4.87%	11.65%	11.58%	5.29%
Ratios to Average Net Assets:
Net expenses	1.66%[3]	1.64%	1.65%	1.77%	2.05%[3]
Net investment income	4.66%	5.19%	4.89%	4.73%	4.31%
Expense waiver/reimbursement[4]	0.18%	0.20%	0.31%	0.28%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$93,803	$92,686	$59,919	$34,123	$30,721
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.66% and 2.05% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.09	$7.60	$7.56
Income From Investment Operations:
Net investment income	0.38[1]	0.45[1]	0.41[1]	0.38[1]	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts, options and foreign currency transactions	(0.95)	(0.02)	0.50	0.50	0.05
TOTAL FROM INVESTMENT OPERATIONS	(0.57)	0.43	0.91	0.88	0.39
Less Distributions:
Distributions from net investment income	(0.32)	(0.45)	(0.40)	(0.39)	(0.35)
Net Asset Value, End of Period	$7.69	$8.58	$8.60	$8.09	$7.60
Total Return[2]	(6.72)%	5.02%	11.56%	11.76%	5.18%
Ratios to Average Net Assets:
Net expenses	1.66%[3]	1.64%	1.65%	1.75%	2.05%[3]
Net investment income	4.66%	5.19%	4.89%	4.77%	4.33%
Expense waiver/reimbursement[4]	0.15%	0.17%	0.28%	0.30%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$989,215	$1,025,161	$333,452	$88,605	$46,443
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.66% and 2.05% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.57	$8.59	$8.08	$7.60	$7.55
Income From Investment Operations:
Net investment income	0.44[1]	0.52[1]	0.47[1]	0.44[1]	0.40
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.03)	0.50	0.49	0.06
TOTAL FROM INVESTMENT OPERATIONS	(0.49)	0.49	0.97	0.93	0.46
Less Distributions:
Distributions from net investment income	(0.39)	(0.51)	(0.46)	(0.45)	(0.41)
Net Asset Value, End of Period	$7.69	$8.57	$8.59	$8.08	$7.60
Total Return[2]	(5.91)%	5.78%	12.38%	12.46%	6.11%
Ratios to Average Net Assets:
Net expenses	0.91%[3]	0.89%	0.89%	1.01%	1.30%[3]
Net investment income	5.41%	5.95%	5.64%	5.49%	5.07%
Expense waiver/reimbursement[4]	0.16%	0.17%	0.29%	0.29%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$214,025	$211,873	$128,115	$84,041	$69,612
Portfolio turnover	89%	41%	35%	37%	31%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.91% and 1.30% for the years ended November 30, 2015 and 2011, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30		Period Ended 11/30/2013[1]
	2015	2014
Net Asset Value, Beginning of Period	$8.58	$8.60	$8.01
Income From Investment Operations:
Net investment income	0.43[2]	0.47[2]	0.19[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.00)[3]	0.58
TOTAL FROM INVESTMENT OPERATIONS	(0.50)	0.47	0.77
Less Distributions:
Distributions from net investment income	(0.38)	(0.49)	(0.18)
Net Asset Value, End of Period	$7.70	$8.58	$8.60
Total Return[4]	(6.01)%	5.59%	9.70%
Ratios to Average Net Assets:
Net expenses	1.06%[5]	1.14%	1.14%[6]
Net investment income	5.39%	5.38%	5.28%[6]
Expense waiver/reimbursement[7]	0.34%	0.36%	0.73%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,455	$378	$0[8]
Portfolio turnover	89%	41%	35%[9]
1	Reflects operations for the period from June 25, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.05% for the year ended November 30, 2015, after taking into account this expense reduction.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Represents less than $1,000.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30			Period Ended 11/30/2012[1]
	2015	2014	2013
Net Asset Value, Beginning of Period	$8.58	$8.61	$8.09	$7.96
Income From Investment Operations:
Net investment income	0.46[2]	0.54[2]	0.49[2]	0.31[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(0.93)	(0.04)	0.51	0.14
TOTAL FROM INVESTMENT OPERATIONS	(0.47)	0.50	1.00	0.45
Less Distributions:
Distributions from net investment income	(0.41)	(0.53)	(0.48)	(0.32)
Net Asset Value, End of Period	$7.70	$8.58	$8.61	$8.09
Total Return[3]	(5.66)%	5.92%	12.76%	5.77%
Ratios to Average Net Assets:
Net expenses	0.65%[4]	0.64%	0.65%	0.64%[5]
Net investment income	5.65%	6.19%	5.89%	5.80%[5]
Expense waiver/reimbursement[6]	0.17%	0.16%	0.27%	0.41%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$372,679	$472,485	$142,842	$22,221
Portfolio turnover	89%	41%	35%	37%[7]
1	Reflects operations for the period from March 30, 2012 (date of initial investment) to November 30, 2012.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.65% for the year ended November 30, 2015, after taking into account this expense reduction.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2012.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investment in securities, at value including $1,301,014,936 of investment in affiliated holdings (Note 5) (identified cost $2,765,553,944)		$2,662,787,807
Cash denominated in foreign currencies (identified cost $102,593)		97,566
Restricted cash (Note 2)		10,614,018
Income receivable		7,813,340
Income receivable from affiliated holdings (Note 5)		3,793,912
Receivable for investments sold		12,152,472
Receivable for shares sold		5,150,767
Unrealized appreciation on foreign exchange contracts		5,369,108
TOTAL ASSETS		2,707,778,990
Liabilities:
Payable for investments purchased	$13,817,497
Payable for shares redeemed	7,345,871
Unrealized depreciation on foreign exchange contracts	1,588,138
Bank overdraft	5,056,521
Payable for daily variation margin on futures	1,080,109
Income distribution payable	760,608
Payable to adviser (Note 5)	87,329
Payable for distribution services fee (Note 5)	675,107
Payable for other service fees (Notes 2 and 5)	445,776
Accrued expenses (Note 5)	498,088
TOTAL LIABILITIES		31,355,044
Net assets for 347,847,658 shares outstanding		$2,676,423,946
Net Assets Consist of:
Paid-in capital		$3,010,356,019
Net unrealized depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		(95,960,594)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(253,523,691)
Undistributed net investment income		15,552,212
TOTAL NET ASSETS		$2,676,423,946
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($1,005,246,413 ÷ 130,674,013 shares outstanding), no par value, unlimited shares authorized	$7.69
Offering price per share (100/94.50 of $7.69)	$8.14
Redemption proceeds per share	$7.69
Class B Shares:
Net asset value per share ($93,803,209 ÷ 12,166,711 shares outstanding), no par value, unlimited shares authorized	$7.71
Offering price per share	$7.71
Redemption proceeds per share (94.50/100 of $7.71)	$7.29
Class C Shares:
Net asset value per share ($989,215,195 ÷ 128,568,576 shares outstanding), no par value, unlimited shares authorized	$7.69
Offering price per share	$7.69
Redemption proceeds per share (99.00/100 of $7.69)	$7.61
Class F Shares:
Net asset value per share ($214,024,973 ÷ 27,840,141 shares outstanding), no par value, unlimited shares authorized	$7.69
Offering price per share (100/99.00 of $7.69)	$7.77
Redemption proceeds per share (99.00/100 of $7.69)	$7.61
Class R Shares:
Net asset value per share ($1,455,394 ÷ 188,955 shares outstanding), no par value, unlimited shares authorized	$7.70
Offering price per share	$7.70
Redemption proceeds per share	$7.70
Institutional Shares:
Net asset value per share ($372,678,762 ÷ 48,409,262 shares outstanding), no par value, unlimited shares authorized	$7.70
Offering price per share	$7.70
Redemption proceeds per share	$7.70
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2015
Investment Income:
Dividends (including $49,257,465 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $1,533,094)		$149,119,943
Interest		7,074,086
Investment income allocated from an affiliated partnership (Note 5)		28,639,243
TOTAL INCOME		184,833,272
Expenses:
Investment adviser fee (Note 5)	$17,570,762
Administrative fee (Note 5)	2,291,539
Custodian fees	124,305
Transfer agent fee (Note 2)	2,679,172
Directors'/Trustees' fees (Note 5)	24,117
Auditing fees	33,610
Legal fees	8,117
Portfolio accounting fees	218,920
Distribution services fee (Note 5)	8,789,608
Other service fees (Notes 2 and 5)	6,160,204
Share registration costs	241,367
Printing and postage	146,364
Miscellaneous (Note 5)	30,430
EXPENSES BEFORE ALLOCATION	38,318,515
Expenses allocated from an affiliated partnership (Note 5)	319,610
TOTAL EXPENSES	38,638,125
Annual Shareholder Report

Statement of Operations–continued
Waivers, Reimbursements, Expense Reduction and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(2,518,383)
Waivers/reimbursements of other operating expenses (Notes 2 and 5)	(2,090,061)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(25,261)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		$(4,633,705)
Net expenses			$34,004,420
Net investment income			150,828,852
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $11,257,310 on sales of investments in affiliated holdings (Note 5))			(171,077,762)
Net realized loss on futures contracts			(16,446,915)
Net realized loss on swap contracts			(164,584)
Net realized gain on written option contracts			1,008,252
Net realized loss on investments and foreign currency transactions allocated from affiliated partnership (Note 5)			(32,866,146)
Realized gain distribution from affiliated investment company shares (Note 5)			8,367,206
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(130,662,276)
Net change in unrealized depreciation of futures contracts			4,409,057
Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions			(337,433,168)
Change in net assets resulting from operations			$(186,604,316)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$150,828,852	$110,634,681
Net realized gain (loss) on investments including allocation from affiliated partnership, futures contracts, swap contracts and foreign currency transactions	(211,179,949)	3,882,883
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(126,253,219)	(42,693,882)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(186,604,316)	71,823,682
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(50,883,742)	(45,118,170)
Class B Shares	(3,782,714)	(3,906,576)
Class C Shares	(42,910,316)	(33,297,739)
Class F Shares	(10,418,319)	(9,968,506)
Class R Shares	(39,040)	(10,395)
Institutional Shares	(23,055,737)	(17,265,409)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(131,089,868)	109,566,795
Share Transactions:
Proceeds from sale of shares	975,460,716	1,974,920,255
Net asset value of shares issued to shareholders in payment of distributions declared	122,631,559	101,448,420
Cost of shares redeemed	(961,884,158)	(342,674,583)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	136,208,117	1,733,694,092
Change in net assets	(181,486,067)	1,695,950,979
Net Assets:
Beginning of period	2,857,910,013	1,161,959,034
End of period (including undistributed net investment income of $15,552,212 and $2,988,556, respectively)	$2,676,423,946	$2,857,910,013
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of the Federated Capital Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
Annual Shareholder Report

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund invests in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which is a limited partnership
Annual Shareholder Report

established under the laws of the state of Delaware. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. For the year ended November 30, 2015, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$950,452	$(776,803)
Class B Shares	109,429	(86,220)
Class C Shares	970,767	(707,272)
Class F Shares	207,293	(151,316)
Class R Shares	1,416	—
Institutional Shares	439,815	(365,154)
TOTAL	$2,679,172	$(2,086,765)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$2,684,644
Class B Shares	237,365
Class C Shares	2,691,140
Class F Shares	547,055
TOTAL	$6,160,204
Premium and Discount Amortization/ Paydown Gains and Losses
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to manage sector/asset class risk. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Annual Shareholder Report

The Fund uses credit default swaps to increase income and manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
At November 30, 2015, the Fund had no outstanding swap contracts.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $5,769,231. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $1,124,995 and $1,465,103, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
Annual Shareholder Report

respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to increase return and to manage duration, individual security, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $145,970,524 and $115,474,904, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to increase yield, return and income and to manage currency, individual security and market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid.
Annual Shareholder Report

Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at 11/30/2014	—	$—
Contracts written	6,700	1,015,377
Contracts expired	(1,000)	(183,193)
Contracts bought back	(5,700)	(832,184)
Outstanding at 11/30/2015	—	$—
The average notional amount of purchased put options held by the Fund throughout the period was $238,335. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	—	—	Payable for daily variation margin on futures	$211,444*
Equity contracts	—	—	Payable for daily variation margin on futures	$(3,241,170)*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$5,369,108	Unrealized depreciation on foreign exchange contracts	$1,588,138
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$5,369,108		$(1,441,588)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Written Option Contracts	Purchased Option Contracts	Total
Interest rate contracts	$(4,265,773)	$—	$—	$—	$(4,265,773)
Foreign exchange contracts	—	(6,628,090)	—	—	(6,628,090)
Equity contracts	(12,181,142)	—	1,008,252	(2,340,111)	(13,513,001)
Other contracts	—	—	—	(3,396,386)	(3,396,386)
TOTAL	$(16,446,915)	$(6,628,090)	$1,008,252	$(5,736,497)	$(27,803,250)
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$1,167,887	$—	$1,167,887
Foreign exchange contracts	—	3,780,989	3,780,989
Equity contracts	3,241,170	—	3,241,170
TOTAL	$4,409,057	$3,780,989	$8,190,046
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	42,695,732	$351,527,924	78,882,661	$689,443,582
Shares issued to shareholders in payment of distributions declared	5,998,131	48,651,874	4,918,495	42,830,290
Shares redeemed	(41,088,759)	(333,069,457)	(18,596,098)	(162,048,743)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,605,104	$67,110,341	65,205,058	$570,225,129

Year Ended November 30	2015		2014
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,457,278	$28,221,484	4,813,079	$42,093,543
Shares issued to shareholders in payment of distributions declared	430,708	3,500,372	419,676	3,659,510
Shares redeemed	(2,508,998)	(20,337,605)	(1,398,742)	(12,186,759)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,378,988	$11,384,251	3,834,013	$33,566,294

Year Ended November 30	2015		2014
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	41,986,806	$346,183,438	85,014,343	$743,320,870
Shares issued to shareholders in payment of distributions declared	4,913,044	39,883,366	3,509,599	30,573,087
Shares redeemed	(37,874,483)	(305,280,057)	(7,741,184)	(67,409,128)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	9,025,367	$80,786,747	80,782,758	$706,484,829
Annual Shareholder Report

Year Ended November 30	2015		2014
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	5,871,059	$48,202,381	10,809,175	$94,294,730
Shares issued to shareholders in payment of distributions declared	1,205,446	9,764,998	1,045,919	9,099,519
Shares redeemed	(3,961,974)	(31,959,765)	(2,036,380)	(17,738,715)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	3,114,531	$26,007,614	9,818,714	$85,655,534

Year Ended November 30	2015		2014
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	154,034	$1,249,707	60,048	$531,962
Shares issued to shareholders in payment of distributions declared	4,746	38,020	1,187	10,390
Shares redeemed	(13,818)	(112,839)	(17,254)	(151,245)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	144,962	$1,174,888	43,981	$391,107

Year Ended November 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	24,266,493	$200,075,782	46,271,960	$405,235,568
Shares issued to shareholders in payment of distributions declared	2,554,154	20,792,929	1,752,254	15,275,624
Shares redeemed	(33,458,370)	(271,124,435)	(9,572,210)	(83,139,993)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(6,637,723)	$(50,255,724)	38,452,004	$337,371,199
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	14,631,229	$136,208,117	198,136,528	$1,733,694,092
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, swap income reclassifications, short-term capital gain distributions from registered investment companies and partnership adjustments.
For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(7,175,328)	$7,175,328
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$131,089,868	$109,566,795
As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$15,809,483
Net unrealized depreciation	$(102,364,072)
Capital loss carryforwards	$(247,377,484)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and partnership adjustments.
At November 30, 2015, the cost of investments for federal tax purposes was $2,764,875,995. The net unrealized depreciation of investments for federal tax purposes excluding: (a) any unrealized appreciation/depreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts was $102,088,188. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $118,062,455 and net unrealized depreciation from investments for those securities having an excess of cost over value of $220,150,643.
At November 30, 2015, the Fund had a capital loss carryforward of $247,377,484 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No Expiration	$172,950,198	$24,347,447	$197,297,645
2016	$19,429,331	NA	$19,429,331
2017	$30,650,508	NA	$30,650,508
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the Adviser voluntarily waived $2,398,971 of its fee and voluntarily reimbursed $2,086,765 of transfer agent fees.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2015, the Sub-Adviser earned a fee of $3,713,782.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$712,095	$—
Class C Shares	8,073,421	(1,250)
Class R Shares	4,092	(2,046)
TOTAL	$8,789,608	$(3,296)
For the year ended November 30, 2015, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2015, FSC retained $4,779,640 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2015, FSC retained $805,109 in sales charges from the sale of Class A Shares. FSC also retained $27,279, $246,744, $368,800 and $117,103 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2015, FSSC received $186,712 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.64%, 1.64%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Annual Shareholder Report

General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $119,412. Transactions involving the affiliated holdings during the year ended November 30, 2015, were as follows:
	Emerging Markets Fixed Income Core Fund	Federated Mortgage Core Portfolio	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2014	14,654,249	9,106,579	159,484,233	105,943,487	289,188,548
Purchases/Additions	2,587,672	6,285,144	1,738,654,028	8,334,329	1,755,861,173
Sales/Reductions	(2,864,853)	(6,445,008)	(1,807,118,557)	(9,603,222)	(1,826,031,640)
Balance of Shares Held 11/30/2015	14,377,068	8,946,715	91,019,704	104,674,594	219,018,081
Value	$494,511,401	$88,483,009	$91,019,704	$627,000,822	$1,301,014,936
Dividend Income/Allocated Investment Income	$28,639,243	$3,323,253	$107,352	$45,826,860	$77,896,708
Realized Gain Distribution/Allocated Net Realized Gain (Loss)	$(32,866,146)	$—	$—	$8,367,206	$(24,498,940)
6. EXPENSE REDUCTION
The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2015, the Fund's expenses were reduced by $25,261 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$2,615,250,250
Sales	$2,420,280,687
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2015, 41.9% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2015, 29.1% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$944.80	$4.44
Class B Shares	$1,000	$941.40	$8.08
Class C Shares	$1,000	$941.20	$8.08
Class F Shares	$1,000	$945.90	$4.44
Class R Shares	$1,000	$944.30	$5.22
Institutional Shares	$1,000	$946.10	$3.17
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.51	$4.61
Class B Shares	$1,000	$1,016.75	$8.39
Class C Shares	$1,000	$1,016.75	$8.39
Class F Shares	$1,000	$1,020.51	$4.61
Class R Shares	$1,000	$1,019.70	$5.42
Institutional Shares	$1,000	$1,021.81	$3.29
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.91%
Class B Shares	1.66%
Class C Shares	1.66%
Class F Shares	0.91%
Class R Shares	1.07%
Institutional Shares	0.65%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Capital Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser for what
Annual Shareholder Report

might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein;
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and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory and subadvisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts.
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In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2015
Ticker	FETIX

Federated Enhanced Treasury Income Fund

A Portfolio of Federated Income Securities Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Enhanced Treasury Income Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2015, was -0.89%. The -0.89% total return consisted of 2.26% in taxable dividends and -3.15% of price depreciation in the net asset value of shares. The Barclays U.S. Treasury Index (BUSTI),1 the Fund's broad-based securities market index, returned 1.15% for the same period. The total return of the Lipper Short U.S. Treasury Funds Average (LSUSTFA),2 a peer group average for the Fund, was 0.12% for the same period. The Fund's and the LSUSTFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BUSTI.
During the reporting period, the Fund's investment strategy focused on: (a) security selection; (b) yield curve positioning; and (c) duration.3 These were the most significant factors affecting the Fund's performance relative to the BUSTI.
MARKET OVERVIEW
During the reporting period, interest rates were mixed across the U.S. Treasury curve. Two-year Treasury notes rose 46 basis points and five-year Treasury notes rose 16 basis points while 10- and 30-year Treasury bonds rose 4 and 8 basis points, respectively.4
During the reporting period, domestic economic growth accelerated, and labor market conditions improved. Confidence in the improving economic fundamentals and outlook continued throughout the reporting period. The Federal Reserve (the Fed) expressed a desire to begin to normalize overnight lending rates (i.e., raise them from their emergency levels from 2008), but a lack of a clear pickup in domestic inflation and tenuous international growth kept the Fed from taking any action. As has been the case for the last couple of years, interest rates were influenced by international events. Syria, Ukraine, Greece and China all, at different times during the reporting period, caused stress on the global financial markets. Global inflation expectations dropped due to falling commodity prices and a large rise in the dollar versus other currencies. These conditions also increased demand for Treasury securities, particularly longer maturity bonds, while shorter maturity bonds sold off due to the possible Fed target interest rate hike.
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1

SECURITY SELECTION
The Fund had positions outside of the BUSTI in Treasury Inflation-Protected Securities (TIPS) and was short Treasury calls on Treasury futures.5 TIPS underperformed due to the global drop in inflation expectations and fall in commodity prices, specifically oil. Treasury calls were sold to increase income to the Fund. Increase in volatility, due to global events and the decline in interest rates, caused this strategy to underperform. On the whole, security selection subtracted from Fund performance.
Yield Curve
The Fund was underweight shorter maturity bonds and overweight longer maturity bonds with respect to its maturity range. Longer maturity bonds outperformed shorter maturity bonds during the reporting period. Low inflation and geopolitical events caused the long end to rally. The flatter curve positioning added to the Fund's performance versus the BUSTI.
Duration
The Fund had less interest rate risk (i.e., a shorter average duration) than the BUSTI for much of the reporting period, anticipating that interest rates would rise due to improving economic fundamentals and a less supportive monetary policy. Duration was adjusted multiple times during the reporting period but generally was defensively positioned for the entire reporting period. The Fund's defensive duration position positively contributed to Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BUSTI.
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LSUSTFA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
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2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Enhanced Treasury Income Fund from January 28, 2010 (start of performance) to November 30, 2015, compared to Barclays U.S. Treasury Index (BUSTI)2 and Lipper Short U.S. Treasury Funds Average (LSUSTFA).3
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2015
Average Annual Total Returns for the Period Ended 11/30/2015
	1 Year	5 Years	Start of Performance (1/28/2010)
Fund	-0.89%	-0.97%	-0.81%
BUSTI	1.15%	2.57%	3.29%
LSUSTFA	0.12%	0.48%	1.96%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
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3

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The BUSTI has been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BUSTI measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The LSUSTFA figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges.
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4

Portfolio of Investments Summary Table (unaudited)
At November 30, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Treasury Securities	94.5%
Cash Equivalents[2]	5.9%
Derivative Contracts for U.S. Treasury Securities[3]	(0.5)%
Other Assets and Liabilities—Net[4]	0.1%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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5

Portfolio of Investments
November 30, 2015
Principal Amount			Value
		U.S. TREASURY—94.5%
$1,500,000		U.S. Treasury Inflation Protected Bonds, 0.75%, 2/15/2045	$1,351,056
3,500,000		U.S. Treasury Inflation Protected Notes, 0.125%, 4/15/2017	3,660,094
2,000,000		U.S. Treasury Inflation Protected Notes, 0.375%, 7/15/2025	1,963,333
1,000,000		United States Treasury Bond, 2.50%, 2/15/2045	901,901
4,000,000		United States Treasury Bond, 3.125%, 11/15/2041	4,149,062
5,000,000		United States Treasury Bond, 3.875%, 8/15/2040	5,866,537
6,000,000		United States Treasury Note, 0.625%, 6/30/2017	5,978,545
7,000,000		United States Treasury Note, 0.750%, 10/31/2017	6,975,938
9,000,000		United States Treasury Note, 1.00%, 2/15/2018	8,991,760
7,500,000		United States Treasury Note, 1.00%, 6/30/2019	7,401,367
5,000,000		United States Treasury Note, 1.25%, 11/15/2018	5,003,906
2,000,000		United States Treasury Note, 1.375%, 7/31/2018	2,012,057
5,000,000		United States Treasury Note, 1.375%, 10/31/2020	4,933,138
5,000,000		United States Treasury Note, 1.625%, 12/31/2019	5,021,875
5,000,000		United States Treasury Note, 1.75%, 9/30/2022	4,924,089
2,000,000	[1]	United States Treasury Note, 2.00%, 2/15/2025	1,964,219
		TOTAL U.S. TREASURY (IDENTIFIED COST $71,681,761)	71,098,877
		INVESTMENT COMPANY—5.9%
4,456,174	[2]	Federated Government Obligations Fund, Premier Shares, 0.02%[3] (AT NET ASSET VALUE)	4,456,174
		TOTAL INVESTMENTS—100.4% (IDENTIFIED COST $76,137,935)[4]	75,555,051
		OTHER ASSETS AND LIABILITIES - NET—(0.4)%[5]	(299,656)
		TOTAL NET ASSETS—100%	$75,255,395
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6

At November 30, 2015, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
6U.S. Treasury Notes, 10-Year Short Futures	140	$17,701,250	March 2016	$(45,158)
At November 30, 2015, the Fund had the following outstanding written call option contracts:
Security	Expiration Date	Exercise Price	Contracts	Value
6U.S. Treasury Bonds 10-Year Short Calls on Futures	December 2015	$126.50	(350)	$(226,953)
6U.S. Treasury Bonds 5-Year Short Calls on Futures	December 2015	$118.50	(200)	$(109,375)
(PREMIUMS RECEIVED $233,138)				$(336,328)
Net Unrealized Depreciation on Futures Contracts and Value of Written Call Option Contracts is included in “Other Assets and Liabilities—Net.”
1	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding short futures contracts.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $76,145,372.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
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7

The following is a summary of the inputs used, as of November 30, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$—	$71,098,877	$—	$71,098,877
Investment Company	4,456,174	—	—	4,456,174
TOTAL SECURITIES	$4,456,174	$71,098,877	$—	$75,555,051
Other Financial Instruments:*
Assets	$—	$—	$—	$—
Liabilities	(381,486)	—	—	(381,486)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(381,486)	$—	$—	$(381,486)
*	Other financial instruments include futures contracts and written call option contracts.
See Notes which are an integral part of the Financial Statements
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Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2015[1]	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.28	$14.93	$15.96	$16.54	$18.03
Income From Investment Operations:
Net investment income[2]	0.07	0.16	0.12	0.15	0.21
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.23)	(0.29)	(0.59)	0.10	(0.68)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	(0.13)	(0.47)	0.25	(0.47)
Less Distributions:
Distributions from net investment income	(0.09)	(0.16)	(0.12)	(0.17)	(0.21)
Return of capital[3]	(0.24)	(0.37)	(0.55)	(0.71)	(0.81)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.33)	(0.53)	(0.67)	(0.88)	(1.02)
Redemption Fees	0.04	—	—	—	—
Repurchase of Common Shares	0.00[4]	0.01	0.11	0.05	—
Net Asset Value, End of Period	$13.83	$14.28	$14.93	$15.96	$16.54
Total Return	(0.89)%[5]	(0.87)%[6]	(2.29)%[6]	1.91%[6]	(2.66)%[6]
Ratios to Average Net Assets:
Net expenses	0.99%	0.95%	1.05%	1.03%	1.00%
Net investment income	0.51%	1.06%	0.76%	0.93%	1.20%
Expense waiver/reimbursement[7]	0.05%	0.03%	0.08%	—	—
Supplemental Data:
Net assets, end of period (000 omitted)	$75,255	$122,728	$129,624	$147,676	$158,245
Portfolio turnover	210%	147%	52%	31%	67%
1	Federated Enhanced Treasury Income Fund (closed-end fund) (the “Predecessor Fund”) was reorganized into Federated Enhanced Treasury Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of the close of business on October 23, 2015. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Represents less than $0.01.
5	Based on net asset value.
6	Total Return is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
November 30, 2015
Assets:
Total investments in securities, at value including $4,456,174 of investment in an affiliated holding (Note 5) (identified cost $76,137,935)		$75,555,051
Income receivable		232,848
Receivable for daily variation margin on futures		8,750
TOTAL ASSETS		75,796,649
Liabilities:
Written options outstanding, at value (premiums received $233,138)	$336,328
Payable for shares redeemed	79,117
Payable for portfolio accounting fees	36,667
Payable for auditing fees	31,000
Payable for share registration costs	17,424
Payable for transfer agent fees	12,075
Payable to adviser (Note 5)	3,915
Payable for Directors'/Trustees' fees (Note 5)	647
Payable for administrative fee (Note 5)	161
Accrued expenses (Note 5)	23,920
TOTAL LIABILITIES		541,254
Net assets for 5,441,440 shares outstanding		$75,255,395
Net Assets Consists of:
Paid-in capital		$91,975,190
Net unrealized depreciation of investments, futures contracts and written options		(731,232)
Accumulated net realized loss on investments, futures contracts and written options		(15,981,126)
Distributions in excess of net investment income		(7,437)
TOTAL NET ASSETS		$75,255,395
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($75,255,395 ÷ 5,441,440 shares outstanding), $0.01 par value, unlimited shares authorized		$13.83
Redemption proceeds per share (99.00/100 of $13.83)		$13.69
See Notes which are an integral part of the Financial Statements
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Statement of Operations
Year Ended November 30, 20151
Investment Income:
Interest			$1,767,070
Dividends received from an affiliated holding (Note 5)			193
TOTAL INCOME			1,767,263
Expenses:
Investment adviser fee (Note 5)		$709,113
Administrative fee (Note 5)		132,519
Custodian fees		11,168
Transfer agent fees		39,017
Directors'/Trustees' fees (Note 5)		7,718
Auditing fees		51,000
Legal fees		55,635
Portfolio accounting fees		110,081
Share registration costs		40,334
Printing and postage		26,325
Miscellaneous (Note 5)		43,561
TOTAL EXPENSES		1,226,471
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(50,335)
Reimbursement of other operating expenses	(6,078)
TOTAL WAIVER AND REIMBURSEMENTS		(56,413)
Net expenses			1,170,058
Net investment income			597,205
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options:
Net realized gain on investments			5,651,121
Net realized loss on futures contracts			(1,969,178)
Net realized loss on written options			(369,069)
Net change in unrealized appreciation of investments			(6,453,145)
Net change in unrealized depreciation of futures contracts			500,407
Net change in unrealized depreciation on written options			372,666
Net realized and unrealized loss on investments, futures contracts and written options			(2,267,198)
Change in net assets resulting from operations			$(1,669,993)
1	Federated Enhanced Treasury Income Fund (closed-end fund) (the “Predecessor Fund”) was reorganized into Federated Enhanced Treasury Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of the close of business on October 23, 2015. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets1
Year Ended November 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$597,205	$1,349,814
Net realized gain (loss) on investments, futures contracts and written options	3,312,874	(4,320,347)
Net change in unrealized appreciation/depreciation of investments, futures contracts and written options	(5,580,072)	1,807,435
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,669,993)	(1,163,098)
Distributions to Shareholders:
Distributions from net investment income	(741,744)	(1,352,900)
Return of capital	(2,046,732)	(3,197,821)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,788,476)	(4,550,721)
Share Transactions:
Proceeds from sale of shares	278,335	—
Cost of shares repurchased	(218,771)	(1,181,536)
Cost of shares redeemed	(43,419.469)	—
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(43,359.905)	(1,181,536)
Redemption Fees	345,279	—
Change in net assets	(47,473,095)	(6,895,355)
Net Assets:
Beginning of period	122,728,490	129,623,845
End of period (including distributions in excess of net investment income of $(7,437) and $(3,916), respectively)	$75,255,395	$122,728,490
1	Federated Enhanced Treasury Income Fund (closed-end fund) (the “Predecessor Fund”) was reorganized into Federated Enhanced Treasury Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of the close of business on October 23, 2015. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
See Notes which are an integral part of the Financial Statements
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Notes to Financial Statements
November 30, 2015
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a diversified, open-end management investment company. Federated Investment Management Company (“Adviser”) is registered as a “commodity pool operator” with respect to its operation of the Fund. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Enhanced Treasury Income Fund (“Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund's investment objectives are to provide current income, with total return as a secondary objective.
The Fund was created to be the successor to a closed-end fund. On October 23, 2015, the Fund acquired all of the net assets of Federated Enhanced Treasury Income Fund, a closed-end investment company with the same name (the “Predecessor Fund”), pursuant to a tax-free reorganization (the “Reorganization”) approved by the Predecessor Fund's shareholders. In connection with the acquisition, 8,575,673 of the Predecessor Fund's Shares were exchanged for 8,573,673 Shares of the Fund at the net asset value of the Predecessor Fund. The net assets of the Predecessor Fund before the Reorganization were $118,665,364, including unrealized appreciation of $452,067. Immediately after the Reorganization, the net assets of the Fund were $118,665,364. As a result of the Reorganization, the Predecessor Fund became the accounting survivor. Accordingly, the performance information presented in the financial statements for periods prior to October 23, 2015 is historical information of the Predecessor Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
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■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income.
Prior to the Reorganization, the Predecessor Fund was subject to a level distribution plan (the ”Plan”). The Predecessor Fund declared and paid monthly distributions as a percentage of its net asset value on an annualized basis approximating the following: 4% for the period from March 1, 2013 to February 28, 2014; 3.5% for the period from March 1, 2014 through February 28, 2015; and 2.5% from March 1, 2015 to the Reorganization. As a result of the Reorganization, the Fund is no longer subject to the Plan. GAAP requires that distributions in excess of tax basis earnings and profits be reported in these financial statements as a return of capital. Distributions in any year may include a substantial return of capital component.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
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Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Delaware and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $8,362,284 and $51,263,531, respectively. This is based on amounts held as of each month-end throughout the fiscal year.
Option Contracts
The Fund buys or sells put and call options to increase yield and income. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on
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the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2014	855	$412,660
Contracts written	18,155	9,922,798
Contracts expired	(425)	(520,906)
Contracts bought back	(18,035)	(9,581,414)
Outstanding at November 30, 2015	550	$233,138
Written option contracts outstanding at period end are listed after the Fund's portfolio of investments.
The average market value of written call option contracts held by the Fund throughout the fiscal period was $678,768. This is based on amounts held as of each month-end throughout the fiscal year.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
		Asset	Liability
	Statement of Assets and Liabilities Location	Fair Value	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Written options outstanding, at value	$—	$336,328
Interest rate contracts	Receivable for daily variation margin on futures	(45,158)*	—
TOTAL		$(45,158)	$336,328
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Written Option Contracts	Total
Interest rate contracts	$(1,969,178)	$ (369,069)	$ (2,338,247)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Written Option Contracts	Total
Interest rate contracts	$500,407	$372,666	$873,073
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST/common shares
The following table summarizes share activity:
Year Ended November 30	2015	2014
Shares sold	19,295	—
Shares repurchased	(16,705)	(87,131)
Shares redeemed	(3,153,528)	—
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(3,150,938)	(87,131)
Redemption Fees
For a period of six months from the closing date (October 23, 2015) of the Reorganization of the Predecessor Fund, Shares of the Fund are subject to a 1% redemption fee. Once the six-month redemption period has passed, Shares may be redeemed or exchanged without the fee. Redemption fees will be paid to the Fund and recorded as additions to paid-in capital. The Fund may modify the terms of or terminate this redemption at any time. For the year ended November 30, 2015, redemption fees amounted to $345,279.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for TIPS deflation adjustments.
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For the year ended November 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$141,018	$(141,018)
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2015 and 2014, was as follows:
	2015	2014
Ordinary income	$741,744	$1,352,900
Return of capital	$2,046,732	$3,197,821
As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:
Net unrealized depreciation	$ (590,321)
Capital loss carryforwards and deferrals	$(16,129,474)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for TIPS deflation adjustments.
At November 30, 2015, the cost of investments for federal tax purposes was $76,145,372. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) futures contracts; and (b) written call option contracts was $590,321. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $49,714 and net unrealized depreciation from investments for those securities having an excess of cost over value of $640,035.
At November 30, 2015, the Fund had a capital loss carryforward of $16,100,223 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$6,682,645	$2,202,237	$8,884,882
2018	$973,449	NA	$973,449
2019	$6,241,892	NA	$6,241,892
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The Fund used net capital loss carryforwards of $520,529 to offset capital gains realized during the year ended November 30, 2015.
At November 30, 2015, for federal tax purposes, the Fund had $29,251 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual management fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2015, the Advisor voluntarily waived $49,370 of its fee and voluntarily reimbursed $6,078 of other operating expenses.
Prior to the Reorganization, the advisory agreement between the Fund and the Adviser provided for an annual management fee equal to 0.60% of the average net asset value of the Fund's Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage). Additionally, in order to reduce Fund expenses, the Adviser had contractually agreed to waive a portion of its management fee and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund's Common Shares (after the waivers and/or reimbursements) would not exceed 1.05% (excluding acquired fund fees and expenses, if any). This contractual fee waiver was in place for the first five years of the Fund's operations.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition to the fees described, the Fund has agreed to pay FAS an annual Administrative Service Charge of $125,000 for compliance and other services related to Commodity Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2015, the annualized fee paid to FAS was 0.116 % of average daily net assets of the Fund.
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Prior to the Reorganization, FAS received no compensation for providing administrative services to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Subsequent to the Reorganization, total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 1.05% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2015, the Adviser reimbursed $965. Transactions with the affiliated holding during the year ended November 30, 2015, were as follows:
Federated Government Obligations Fund
Balance of Shares Held 11/30/2014	1,377,233
Purchases/Additions	39,731,455
Sales/Reductions	(36,652,514)
Balance of Shares Held 11/30/2015	4,456,174
Value	$4,456,174
Dividend Income	$193
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6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2015, were as follows:
Purchases	$39,731,456
Sales	$36,652,768
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2015, there were no outstanding loans. During the year ended November 30, 2015, the program was not utilized.
8. SHARE REPURCHASE PROGRAM
Prior to the Reorganization, the Predecessor Fund participated in a share repurchase program authorized by the Trustees that allowed the closed-end fund to purchase up to 5% of its outstanding shares over a 12-month period based on shares outstanding as of a designated date. During the year ended November 30, 2015, the Fund repurchased 16,705 shares at an aggregate purchase price of $218,771 which reflects a weighted-average discount from net asset value per share of 7.83%.
9. subsequent events
Effective January 20, 2016, the Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of the filing date of this annual report, the Fund did not utilize the LOC.
Management has evaluated subsequent events through the date the financial statements were issued and determined that no additional events occurred that require disclosure.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees OF FEDERATED INCOME SECURITIES TRUST and shareholders OF Federated ENHANCED TREASURY INCOME fund:
We have audited the accompanying statement of assets and liabilities of Federated Enhanced Treasury Income Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Enhanced Treasury Income Fund, a portfolio of Federated Income Securities Trust at November 30, 2015, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 25, 2016
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2015 to November 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2015	Ending Account Value 11/30/2015	Expenses Paid During Period[1]
Actual	$1,000	$996.80	$5.26
Hypothetical (assuming a 5% return before expenses):	$1,000	$1,019.80	$5.32
1	Expenses are equal to the Fund's annualized net expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised nine portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: January 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Director, Pennsylvania Bar Institute; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
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Evaluation and Approval of Advisory Contract–August 2015
FEDERATED ENHANCED TREASURY INCOME FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its August 2015 meetings the Fund's proposed investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to authorize the creation and offering of this new investment vehicle, as proposed by, and based on information requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with development of the Fund.
The Fund was created to be the successor to a closed-end fund of the same name (the “Predecessor Fund”) pursuant to a tax-free reorganization (the “Reorganization”) that is expected to take place on or about October 23, 2015. The Reorganization was subject to approval by shareholders of the Predecessor Fund. Accordingly, the Predecessor Fund's prospectus/proxy statement included a description of the information and factors considered by the Board in determining to approve the Reorganization, including information comparing the Predecessor Fund to the Fund. In determining to approve the Fund's proposed investment advisory agreement, the Board considered this information, as relevant. As described below, the Board also considered information received in connection with its annual evaluation of the Predecessor Fund's investment advisory contract, which the Board approved in May 2015.
The Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the proposed advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of
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scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the proposed advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information (including information provided throughout the year) covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's anticipated expenses (including the proposed advisory fee itself and the overall estimated expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the likely preferences and expectations of anticipated Fund shareholders; the entrepreneurial risk assumed by Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds
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and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the funds' fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the fund, they are readily available to fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the fund's anticipated investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the fund will compete. However, the Senior Officer concluded that the Predecessor Fund, as a closed-end fund, was unique with few if any true competing funds in its peer group and that the Fund, as an open end fund remained similarly unique.
At its May 2015 meetings, the Board reviewed the contractual advisory fee rate and other expenses of the Predecessor Fund and noted the position of the Predecessor Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant closed end fund peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Predecessor Fund remained competitive. Similarly, at its August 2015 meetings, the Board reviewed the proposed contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's proposed fee rates relative to its open-end fund peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant open-end peer group, but the Board noted the applicable waivers and reimbursements and that the overall proposed expense structure of the Fund remained competitive.
By contrast, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative
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responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Senior Officer's Evaluation indicated that the proposed management fees, after projected waivers, were reasonable. The Board reviewed the proposed fees and other expenses of the Fund and was satisfied that the proposed overall expense structure of the Fund appeared to be appropriate. The Board also concluded that the nature, quality and scope of other customary services to be provided to the Fund by other entities in the Federated organization were reasonable, in light of its substantial accumulated familiarity with such services and information received by the Board throughout the year on that subject.
At its May 2015 meetings, the Board noted that the Predecessor Fund's performance fell below the median of the relevant peer group for the one-year and three-year periods covered by the Evaluation. The Board discussed the Predecessor Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board noted that would continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board. At its August 2015 meeting, the Board noted the Predecessor Fund's preference relative to its benchmark index. The Board discussed the Predecessor Fund's performance with the Adviser and recognized certain efforts that had been taken over recent periods (particularly, the implementation of a managed distributed plan and a share repurchase agreement and the termination of the Predecessor Fund's sub-adviser) and the further efforts that were contemplated for the Predecessor Fund, including the potential for conducting the Reorganization. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board considered that the Fund will employ the same key management personnel and investment strategy as the Predecessor Fund. In this regard, the Board noted that the nature and quality of the management of the Fund is expected to be consistent with that received by the Predecessor Fund. This in turn assisted the Board in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services were such as to warrant the approval of the advisory contract.
Annual Shareholder Report
34

The Board also considered possible indirect benefits that may accrue to the Adviser and its affiliates as a result of the Acquisition. Other indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund are essentially impossible to apply before the Fund has experienced any meaningful operating history.
Nevertheless, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derives from its relationships with the other Federated funds. This information covers not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered information from the Senior Officer indicating that detailed cost allocation reports for the Fund have not yet been projected for converting to an open-end format from a closed-end fund structure. The Board noted that, preliminary estimates, however, suggest the Fund will have higher administrative and operational costs that will increase the total expenses to the point that the Adviser will need to waive part of its advisory fee. The Senior Officer noted how fixed expenses could also increase on a percentage basis should the size of the Fund decrease upon the completion of the conversion to an open-end fund. The Board considered information regarding the rationale for the higher total expenses and considered that certain expenses of an open-end fund, such as transfer agency and custodian expenses and state blue sky fees, are generally higher than for a closed-end fund, as open-end funds are more expensive to operate due to, for example, daily cash movement from shareholder activity. The Board noted, however, other factors and benefits associated with an open-end fund structure, including additional account features and shareholder services that would be available to Fund shareholders, including the ability to exchange their shares for shares of other open-end funds managed by Federated without the imposition of a sales charge (after an initial six-month period in which a 1.00% redemption fee will apply). The Board also noted other advantages of the open-end structure, including the greater liquidity and the ability to redeem shares at NAV (subject to the 1.00% redemption fee that will apply during the initial six-month period).
Annual Shareholder Report
35

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Board also considered whether the Fund might benefit from “economies of scale” and noted that, since the Fund was created for the purpose of converting from the Predecessor Fund, the Fund is unlikely to grow materially in size and, as a consequence, there are no meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.
The Senior Officer noted that his observations and the information accompanying the Evaluation supported a finding by the Board that the management fee for the Fund was reasonable.
The Board based its decision to approve the proposed advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were necessarily relevant to the Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds (which the Board has found to be satisfactory with respect to such other funds), provide a satisfactory basis to support the business decision to approve the proposed arrangements.
Annual Shareholder Report
36

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report
37

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C589
Q452791 (1/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $266,015

Fiscal year ended 2014 - $263,250

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $20,304

Fiscal year ended 2014 - $91

Fiscal year ended 2015- Travel to Audit Committee Meeting and audit consents for N-1a filing and N-14 merger documents.

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $100 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,697 and $24,763 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2014 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $78,327

Fiscal year ended 2014 - $115,436

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 25, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 25, 2016